                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 33-87472


STATEMENT OF ADDITIONAL INFORMATION                                DEAN WITTER
                                                                   INFORMATION
JUNE 17, 1997                                                      FUND

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   Dean Witter Information Fund (the "Fund") is an open-end, diversified management investment company, whose investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in common stocks and securities convertible into common stocks of domestic and foreign companies which are involved in all areas, and emerging areas, of the communications and information industries. See "Investment Objective and Policies."

   A Prospectus for the Fund dated June 17, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Dean Witter Information Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
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The Fund and its Management ............................................   3
Trustees and Officers ..................................................   5
Investment Practices and Policies  .....................................  12
Investment Restrictions ................................................  24
Portfolio Transactions and Brokerage ...................................  25
The Distributor ........................................................  27
Shareholder Services ...................................................  30
Redemptions and Repurchases ............................................  34
Dividends, Distributions and Taxes  ....................................  36
Performance Information ................................................  37
Description of Shares ..................................................  38
Custodian and Transfer Agent ...........................................  39
Independent Accountants ................................................  39
Reports to Shareholders ................................................  39
Legal Counsel ..........................................................  39
Experts ................................................................  39
Registration Statement .................................................  39
Financial Statements--March 31, 1997 ...................................  40
Report of Independent Accountants  .....................................  51

THE FUND AND ITS MANAGEMENT
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THE FUND

   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on December 8, 1994 under the name TCW/DW Global Communications Fund.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter). The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers".

   InterCapital is also the investment manager or investment adviser of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Value-Added Market Series, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter Developing Growth Securities Trust, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter New York Municipal Money Market Trust, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter National Municipal Trust, Dean Witter High Income Securities, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Special Value Fund, Dean Witter Income Builder Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter Japan Fund, Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies are collectively referred to as the Dean Witter Funds.

   In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser:
TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Fund, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   Pursuant to a Services Agreement between InterCapital and DWSC, DWSC has been retained to provide administrative services to the Fund.

   Expenses not expressly assumed by the Investment Manager under the Agreement or by Dean Witter Distributiors Inc., the Distributor of the Fund's shares ("Distributors" or "the Distributor") will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see '"The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the Fund's daily net assets. Effective May 1, 1997, the Investment Manager's compensation was scaled down to 0.725% on assets over $500 million. For the fiscal period November 28, 1995 (commencement of operations) through March 31, 1996, and for the fiscal year ended March 31, 1997, the Fund accrued total compensation to the Investment Manager in the amount of $405,308 and $2,043,107, respectively.

   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   The Investment Manager has paid the organizational expenses of the Fund of approximately $179,000 incurred prior to the offering of the Fund's shares. The Fund has reimbursed InterCapital for such expenses The Fund has deferred and is amortizing the reimbursed expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

   The Agreement was initially approved by the Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially similar to a prior investment management agreement which was initially approved by the Trustees on August 24, 1995 and by InterCapital as the then sole shareholder on September 15, 1995. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Act"), or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

   Under its terms, the Agreement has an initial term ending April 30, 1999, and will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR may use, or at any time permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Investment Management Agreement between InterCapital and the Fund is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR shall so request.

TRUSTEES AND OFFICERS
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   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital, and its affiliated companies and with 83 Dean Witter Funds and 14 TCW/DW Funds, are shown below:

NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------     -------------------------------------------------------
Michael Bozic (56)                               Chairman and Chief Executive Officer of Levitz
Trustee                                          Furniture Corporation (since November, 1995); Director
c/o Levitz Furniture Corporation                 or Trustee of the Dean Witter Funds; formerly President
6111 Broken Sound Parkway, N.W.                  and Chief Executive Officer of Hills Department Stores
Boca Raton, Florida                              (May, 1991-July, 1995); formerly variously Chairman,
                                                 Chief Executive Officer, President and Chief Operating
                                                 Officer (1987-1991) of the Sears Merchandise Group of
                                                 Sears, Roebuck and Co.; Director of Eaglemark Financial
                                                 Services, Inc., the United Negro College Fund and
                                                 Weirton Steel Corporation.

                                       5

NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------     -------------------------------------------------------

Charles A. Fiumefreddo* (64)                     Chairman, Chief Executive Officer and Director of
Chairman, President, Chief                       InterCapital, Distributors and DWSC; Executive Vice
Executive Officer and Trustee                    President and Director of DWR; Chairman, Director or
Two World Trade Center                           Trustee, President and Chief Executive Officer of the
New York, New York                               Dean Witter Funds; Chairman, Chief Executive Officer
                                                 and Trustee of the TCW/DW Funds; Chairman and Director
                                                 of Dean Witter Trust Company ("DWTC"); Director and/or
                                                 officer of various MSDWD subsidiaries; formerly
                                                 Executive Vice President and Director of Dean Witter,
                                                 Discover & Co. (until February, 1993).

Edwin J. Garn (64)                               Director or Trustee of the Dean Witter Funds; formerly
Trustee                                          United States Senator (R-Utah)(1974-1992) and Chairman,
c/o Huntsman Chemical Corporation                Senate Banking Committee (1980-1986); formerly Mayor of
500 Huntsman Way                                 Salt Lake City, Utah (1971-1974); formerly Astronaut,
Salt Lake City, Utah                             Space Shuttle Discovery (April 12-19, 1985); Vice
                                                 Chairman, Huntsman Chemical Corporation (since January,
                                                 1993); Director of Franklin Quest (time management
                                                 systems) and John Alden Financial Corp. (health
                                                 insurance); Member of the board of various civic and
                                                 charitable organizations.

John R. Haire (72)                               Chairman of the Audit Committee and Chairman of the
Trustee                                          Committee of the Independent Directors or Trustees and
Two World Trade Center                           Director or Trustee of the Dean Witter Funds; Chairman
New York, New York                               of the Audit Committee and Chairman of the Committee of
                                                 the Independent Trustees and Trustee of the TCW/DW
                                                 Funds; formerly President, Council for Aid to Education
                                                 (1978-1989), and Chairman and Chief Executive Officer
                                                 of Anchor Corporation, an Investment Adviser
                                                 (1964-1978); Director of Washington National
                                                 Corporation (insurance).

Wayne E. Hedien** (63)                           Retired; Director or Trustee of the Dean Witter Funds
Trustee                                          (commencing on September 1, 1997); Director of The PMI
c/o Gordon Altman Butowsky                       Group, Inc. (private mortgage insurance); Trustee and
 Weitzen Shalov & Wein                           Vice Chairman of The Field Museum of Natural History;
Counsel to the Independent                       formerly associated with the Allstate Companies (1966
 Trustees                                        1994), most recently as Chairman of The Allstate
114 West 47th Street                             Corporation (March, 1993-December, 1994) and Chairman
New York, New York                               and Chief Executive Officer of its wholly-owned
                                                 subsidiary, Allstate Insurance Company (July,
                                                 1989-December, 1994); director of various other
                                                 business and charitable organizations.

                                       6

NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------     -------------------------------------------------------

Dr. Manuel H. Johnson (48)                       Senior Partner, Johnson Smick International, Inc., a
Trustee                                          consulting firm; Co-Chairman and a founder of the Group
c/o Johnson Smick International, Inc.            of Seven Council (G7C), an international economic
1133 Connecticut Avenue, N.W.                    commission (since September, 1990); Director or Trustee
Washington, D.C.                                 of the Dean Witter Funds; Trustee of the TCW/DW Funds;
                                                 Director of NASDAQ (since June, 1995); Director of
                                                 Greenwich Capital Markets Inc. (broker-dealer); Trustee
                                                 of the Financial Accounting Foundation (oversight
                                                 organization for the FASB); formerly Vice Chairman of
                                                 the Board of Governors at the Federal Reserve System
                                                 (February, 1986-August, 1990) and Assistant Secretary
                                                 of the U.S. Treasury (1982-1986).

Michael E. Nugent (60)                           General Partner, Triumph Capital, L.P., a private
Trustee                                          investment partnership (since April, 1988); Director or
c/o Triumph Capital, L.P.                        Trustee of the Dean Witter Funds; Trustee of the TCW/DW
237 Park Avenue                                  Funds; formerly Vice President, Bankers Trust Company
New York, New York                               and BT Capital Corporation (1984-1988); Director of
Philip J. Purcell* (53)                          various business organizations. Chairman of the Board
Trustee                                          of Directors and Chief Executive Officer of MSDWD, Dean
Two World Trade Center                           Witter and Novus Credit Services Inc.; Director of
New York, New York                               InterCapital, DWSC and Distributors; Director or
                                                 Trustee of the Dean Witter Funds; Director and/or
                                                 officer of various MSDWD subsidiaries.

John L. Schroeder (66)                           Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                          Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky                       Utilities Company; formerly Executive Vice President
 Weitzen Shalov & Wein                           and Chief Investment Officer of the Home Insurance
Counsel to the Independent Trustees              Company (August, 1991 September, 1995), and Chairman
114 West 47th Street                             and Chief Investment Officer of Axe-Houghton Management
New York, New York                               and the Axe-Houghton Funds (1983-1991).

Barry Fink (42)                                  Senior Vice President (since March, 1997) and Secretary
Vice President,                                  and General Counsel (since February, 1997) of
Secretary and General Counsel                    InterCapital and DWSC; Senior Vice President (since
Two World Trade Center                           March, 1997) and Assistant Secretary and Assistant
New York, New York                               General Counsel (since February, 1997) of Distributors;
                                                 Assistant Secretary of DWR (since August, 1996); Vice
                                                 President, Secretary and General Counsel of the Dean
                                                 Witter Funds and the TCW/DW Funds (since February,
                                                 1997); previously First Vice President (June,
                                                 1993-February, 1997), Vice President (until June, 1993)
                                                 and Assistant Secretary and Assistant General Counsel
                                                 of InterCapital and DWSC and Assistant Secretary of the
                                                 Dean Witter Funds and TCW/DW Funds.

                                       7

NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------     -------------------------------------------------------

Edward F. Gaylor (55)                            Senior Vice President of InterCapital and Vice
Vice President                                   President of various Dean Witter Funds.
Two World Trade Center
New York, New York

Peter Hermann (37)                               Vice President of InterCapital since (May, 1996); Vice
Vice President                                   President of various Dean Witter Funds; previously
Two World Trade Center                           Senior Portfolio Manager of InterCapital (March,
New York, New York                               1994-May, 1996) and prior thereto Portfolio Manager
                                                 with the Bank of New York (August, 1987-February,
                                                 1994).

Jayne Stevlingson (37)                           Vice President of InterCapital (since October, 1992);
Vice President                                   Vice President of various Dean Witter Funds; formerly
Two World Trade Center                           Assistant Vice President of Bankers Trust New York
New York, New York                               Corp. (January, 1990-September, 1992).

Thomas F. Caloia (51)                            First Vice President and Assistant Treasurer (since
Treasurer                                        January, 1993) of InterCapital and DWSC; Treasurer of
Two World Trade Center                           the Dean Witter Funds and the TCW/DW Funds.
New York, New York

--------------
 * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

**  Mr. Hedien's term as Trustee will commence on September 1, 1997.

  In addition, Robert M. Scanlan, President and Chief Operating Officer of the Manager and InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Executive Vice President and Director of DWR, Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC and Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, are Vice Presidents of the Fund, and Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, and Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital, and Frank Bruttomesso and Carsten Otto, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of eight (8) trustees; as noted above, Mr. Hedien's term will commence on September 1, 1997. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 83 Dean Witter Funds, comprised of 126 portfolios. As of May 31, 1997, the Dean Witter Funds had total net assets of approximately $86.4 billion and more than five million shareholders.

   Six Trustees and Mr. Hedien (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended March 31, 1997.

                              FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
---------------------------                                      -------------
Michael Bozic .................................................     $1,800
Edwin J. Garn .................................................      1,900
John R. Haire .................................................      3,550
Dr. Manuel H. Johnson  ........................................      1,850
Michael E. Nugent..............................................      1,900
John L. Schroeder..............................................      1,900

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                              FOR SERVICE AS
                                                               CHAIRMAN OF
                                                              COMMITTEES OF     FOR SERVICE AS
                                                               INDEPENDENT       CHAIRMAN OF
                           FOR SERVICE                          DIRECTORS/      COMMITTEES OF      TOTAL CASH
                         AS DIRECTOR OR     FOR SERVICE AS     TRUSTEES AND      INDEPENDENT      COMPENSATION
                           TRUSTEE AND       TRUSTEE AND          AUDIT            TRUSTEES      FOR SERVICES TO
                        COMMITTEE MEMBER   COMMITTEE MEMBER  COMMITTEES OF 82     AND AUDIT      82 DEAN WITTER
NAME OF                 OF 82 DEAN WITTER    OF 14 TCW/DW      DEAN WITTER     COMMITTEES OF 14   FUNDS AND 14
INDEPENDENT TRUSTEE           FUNDS             FUNDS             FUNDS          TCW/DW FUNDS     TCW/DW FUNDS
-------------------           -----             -----             -----          ------------     ------------
Michael Bozic .........     $138,850                --                 --               --          $138,850
Edwin J. Garn .........      140,900                --                 --               --           140,900
John R. Haire .........      106,400           $64,283           $195,450          $12,187           378,320
Dr. Manuel H. Johnson        137,100            66,483                 --               --           203,583
Michael E. Nugent  ....      138,850            64,283                 --               --           203,133
John L. Schroeder......      137,150            69,083                 --               --           206,233

   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board. (1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Dean Witter Funds (not including the
Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                                                           ESTIMATED
                                                              RETIREMENT     ANNUAL
                                ESTIMATED                      BENEFITS     BENEFITS
                                CREDITED                      ACCRUED AS      UPON
                                  YEARS         ESTIMATED      EXPENSES    RETIREMENT
                              OF SERVICE AT   PERCENTAGE OF     BY ALL      FROM ALL
                               RETIREMENT       ELIGIBLE       ADOPTING     ADOPTING
NAME OF INDEPENDENT TRUSTEE   (MAXIMUM 10)    COMPENSATION      FUNDS      FUNDS (2)
---------------------------   ------------    ------------      -----      ---------
Michael Bozic ..............       10             50.0%        $20,147      $ 51,325
Edwin J. Garn ..............       10             50.0          27,772        51,325
John R. Haire ..............       10             50.0          46,952       129,550
Dr. Manuel H. Johnson  .....       10             50.0          10,926        51,325
Michael E. Nugent ..........       10             50.0          19,217        51,325
John L. Schroeder...........        8             41.7          38,700        42,771

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

--------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

INVESTMENT PRACTICES AND POLICIES
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U.S. GOVERNMENT SECURITIES

   As discussed in the Prospectus, the Fund may invest in, among other securities, securities issued by the U.S. Government, its agencies or instrumentalities. Such securities include:

       (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

       (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

       (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

       (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

   Neither the value nor the yield of the U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

MONEY MARKET SECURITIES

   As stated in the Prospectus, the money market instruments which the Fund may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

   U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

   Bank Obligations. Obligations (including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below;

   Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

   Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by Federal deposit insurance);

   Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate; and

   Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation or the highest grade by Moody's Investors Service, Inc. or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by Standard & Poor's or Aaa by Moody's.

LENDING OF PORTFOLIO SECURITIES

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. During the fiscal year ended March 31, 1997, the Fund did not lend any portfolio securities.

REPURCHASE AGREEMENTS

   When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets. During the fiscal year ended March 31, 1997, the Fund did not enter into any repurchase agreements.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

   From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. During the fiscal year ended March 31, 1997, the Fund did not purchase any securities on a when-issued and delayed delivery basis.

WHEN, AS AND IF ISSUED SECURITIES

   The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued the Fund will have lost an investment opportunity. The Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale. During the fiscal year ended March 31, 1997, the Fund did not purchase any when, as and if issued securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.

   As discussed in the Prospectus, the Fund may enter into forward foreign currency exchange contract ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders and their customers. Such forward contracts will be entered into only with United States banks and their foreign branches, insurance companies and other dealers whose assets total $1 billion or more, or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   When the Fund's Investment Manager believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities or other appropriate liquid portfolio securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contract entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

   Where, for example, the Fund is hedging a portfolio position consisting of foreign fixed-income securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, the same amount of the foreign currency. It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

   If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell or purchase an amount of the relevant foreign currency equal to some or all of the principal value of the security.

   At times when the Fund has written a call or put option on a fixed-income security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call currency option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S. Government securities or other liquid portfolio securities in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

   OPTIONS AND FUTURES TRANSACTIONS

   The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price. The Fund will not write uncovered options.

   Options on Treasury Bonds and Notes. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

   Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

   OTC Options. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

   Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date not later than that of the securities deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

   The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such call not been written.

   During the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

   Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

   If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

   Options written by a Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options and Futures Transactions," below.

   Covered Put Writing. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other high grade debt obligations in an amount equal to at least the exercise price of the option, at all times, during the option period. Similary, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

   The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

   Purchasing Call and Put Options. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equalling up to 10% of its total assets, with a maximum of 5% of the Fund's assets invested in stock index options. The Fund may purchase call options only in order to close out a covered call position (see "Covered Call Writing" above). The purchase of a call option to effect a closing transaction on a call written over-the-counter may be a listed or OTC option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

   The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

   Risks of Options Transactions. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The secured put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

   Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

   The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

   Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be excerisable in accordance with their terms.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

   Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   Stock Index Options. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." The Fund will invest only in broadly based indexes. Options on broad-based stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Investment Manager anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in the Fund's equity positions.

   The Fund will write put options on stock indexes only if such positions are covered by cash, U.S. government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, or by a put option on the same stock index with a strike price no lower than the strike price of the put option sold by the Fund, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

   Risks of Options on Indexes. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

   A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

   If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

   Futures Contracts. As stated in the Prospectus, the Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

   As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities falls, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

   The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Stock index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sales price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

   Interest Rate Futures Contracts. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin", with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with Maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

   Index Futures Contracts. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

   Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Value Line Stock Index on the Kansas City Board of Trade and the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade.

   Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

   The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

   Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund. With respect to futures and options on futures contracts, segregated accounts will be maintained consisting of cash or other liquid portfolio securities with a value (marked to market daily) equal to the dollar amount of the Fund's purchase or sale obligation under such contracts.

   Risks of Transactions in Futures Contracts and Related Options. The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Investment Manager may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

   In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

   There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of stock price or interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

   There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

PORTFOLIO TURNOVER

   It is anticipated that the Fund's portfolio turnover rate generally will not exceed 300%. A 300% turnover rate would occur, for example, if 300% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year. For the fiscal period November 28, 1995 through March 31, 1996 and for the fiscal year ended March 31, 1997, the Fund's portfolio turnover rate was 8% and 132%, respectively.

INVESTMENT RESTRICTIONS
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   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

   The Fund may not:

       1. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

       2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

       3. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

       4. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

       5. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
   (4). For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

       6. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

       7. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

       8. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell financial or stock index futures contracts or options thereon.

       9. Make short sales of securities.

       10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

       11. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

       12. Invest for the purpose of exercising control or management of any other issuer.


   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
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   Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In addition, securities may be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. For the fiscal period November 28, 1995 through March 31, 1996 and for the fiscal year ended March 31, 1997, the Fund paid brokerage commissions in the amount of $212,600 and $506,740, respectively.

   The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro-rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Fund than would be the case if no weight were given by the Fund to the dealer's furnishing of such services. During the fiscal year ended March 31, 1997, the Fund directed the payment of $385,208 in brokerage commissions in connection with transactions in the aggregate amount of $167,148,188 to brokers because of research services provided.

   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the advisory fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard.

   During the fiscal period November 28, 1995 through March 31, 1996 and during the fiscal year year ended March 31, 1997, the Fund paid a total of $49,550 and $73,538, respectively, in brokerage commissions to DWR. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to DWR. During the fiscal year ended March 31, 1997, the brokerage commissions paid to DWR represented approximately 14.91% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 19.5% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

THE DISTRIBUTOR
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   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees of the Fund, including a majority of the Independent Trustees, approved, at their meeting held on April 24, 1997, a Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998, and provides that it will remain in effect from year to year thereafter if approved by the Board. The current Distribution Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. and is substantially identical to the Fund's previous distribution agreement except for its dates of effectiveness and termination.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

   To compensate the Distributor for the services it or any selected dealer provides and for the expenses it bears under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the

Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. The Distributor receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). The Distributor has informed the Fund that it and/or DWR received approximately $66,500 and $874,455, respectively, in contingent deferred sales charges for the fiscal period November 28, 1995 through March 31, 1996 and for the fiscal year ended March 31, 1997.

   The Distributor has informed the Fund that a portion of the fees payable by the Fund each year under the Plan of Distribution, equal to 0.25% of the Fund's average daily net assets, is characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers (of which the Distributor is a member). Such fee is payments made for personal service and/or the maintenance of shareholder accounts. The remaining portions of the Plan of Distribution fee payments made by the Fund are characterized as "asset-based sales charges" pursuant to the aforementioned Rules of the Association.

   The Plan was adopted by a vote of the Trustees of the Fund on August 24, 1995, at a meeting of the Trustees called for the purpose of voting on such Plan. The vote included the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from the Distributor and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund. InterCapital, as sole shareholder of the Fund, approved the Plan on September 15, 1995, whereupon the Plan went into effect.

   Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly reviews of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund may be subject to a contingent deferred sales charge, payable to the Distributor, if redeemed during the six years after their purchase. DWR compensates its account executives by paying them, from its own funds, commissions for the sale of the Fund's shares, currently a gross sales credit of up to 5% of the amount sold and compensation for personal service and/or the maintenance of shareholder accounts of up to 0.25 of 1% of the current value of the amount sold. The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

   The Fund paid 100% of the $2,733,235 accrued under the Plan for the fiscal year ended March 31, 1997 to the Distributor and DWR. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $17,197,087 on behalf of the Fund since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 7.97% ($1,369,961)--advertising and promotional expenses, (ii) 0.44% ($74,820)--printing of prospectuses for distribution to other than current shareholders; and (iii) 91.59% ($15,752,306)--other expenses, including the gross sales credit and the carrying charge, of which 4.53% ($714,256) represents carrying charges, 38.27% ($6,028,754) represents commission credits to DWR branch offices for payments of commissions to account executives and 57.20% ($9,009,296) represents overhead and other branch office distribution-related expenses.

   At any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that such excess amount, including the carrying charge designed to approximate the opportunity costs incurred by the Distributor which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's shares totalled $12,988,417 at March 31, 1997. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

   Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

   The Plan had an initial term ending April 30, 1996, and will continue in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent 12b-1 Trustees. At their meeting held on April 24, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved the most recent continuation of the Plan until April 30, 1998. Prior to approving the continuation of the Plan, the Board requested and received from the Distributor and reviewed all the information which it deemed necessary to arrive at an informed determination of whether or not the Plan should be continued. In making their determination to continue the Plan, the Trustees considered: (i) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan by DWR to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

   No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that DWR, InterCapital, the Distributor or DWSC or certain of their employees, may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party or the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

DETERMINATION OF NET ASSET VALUE

   As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time on each day that the New York Stock Exchange is open (or on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

SHAREHOLDER SERVICES
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   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or the other selected broker-dealer, and which will be forwarded to the shareholder, upon the receipt of proper instructions.

   Target Dividends. (Service Mark) In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of an open-end Dean Witter Fund other than Dean Witter Information Fund. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

   EasyInvest. (Service Mark)   Shareholders may subscribe to EasyInvest, an
automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at net asset value, without the imposition of a contingent deferred sales charge upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less then $25, or in any whole percentage of the account balance, on an annualized basis.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the share holder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the contingent deferred sales charge applicable to the redemption of shares purchased during the preceding six years (see "Redemptions and Repurchases--Contingent Deferred Sales Charge").

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to Dean Witter Information Fund, directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds") and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC Funds are hereinafter referred to as "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   As described below, and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge", a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any other CDSC fund are exchanged for shares of an Exchange Fund, the Exchange Fund is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the investment period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a CDSC fund. However, in the case of shares of the Fund exchanged into the Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a CDSC fund from the Exchange Fund, with no CDSC being imposed on such exchange. The investment period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a CDSC fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC fund.

   In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

   When shares initially purchased in a CDSC fund are exchanged for shares of another CDSC fund, or for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CSDC, the amount which represents the current net asset value of shares at the time of the exchange which were
(i) purchased more than three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. Shares of Dean Witter Dividend Growth Securities Inc. and Dean Witter Natural Resource Development Securities Inc. acquired prior to July 2, 1984, and shares of Dean Witter Strategist Fund acquired prior to November 8, 1989, are also considered Free Shares and will be the first Free Shares to be exchanged. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchaser payment for, or (b) the current net asset value of, those exchanged in non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge", any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions.

   With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

   The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
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   Redemption. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.

   Contingent Deferred Sales Charge. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if after such redemption the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding six years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor. In addition, no CDSC will be imposed on redemptions of shares which were purchased by the employee benefit plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees as qualified under Section 401(k) of the Internal Revenue Code.

   In determining the applicability of a CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the Investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

   The amount of CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payments for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                                                         CONTINGENT DEFERRED
                       YEAR SINCE                           SALES CHARGE
                        PURCHASE                         AS A PERCENTAGE OF
                      PAYMENT MADE                         AMOUNT REDEEMED
                      ------------                         ---------------
First..................................................          5.0%
Second.................................................          4.0%
Third..................................................          3.0%
Fourth.................................................          2.0%
Fifth..................................................          2.0%
Sixth..................................................          1.0%
Seventh and thereafter  ...............................          None

   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past six years and amounts equal to the current value of shares purchased more than six years prior to the redemption and shares purchased through reinvestment of dividends or distributions or acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions are not (a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described in the Prospectus.

   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in
(b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.

   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders will be required to include such undistributed gains in their taxable income and will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

   Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term gains or losses.

   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

   Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund would be eligible and would determine whether or not to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable income or, alternatively, use them as foreign tax credits against their United States income taxes. If the Fund does elect to file the election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such withholding.

   Special Rules for Certain Foreign Currency Transactions. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund. The Fund may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

   Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

   If the Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to shareholders. The U.S. Treasury issued proposed regulation section 1.1291-8 which establishes a mark-to-market regime which allows investment companies investing in PFIC's to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on the Fund with respect to investments in PFIC's would be significant.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total return of the Fund for the period November 28, 1995 through March 31, 1997 and for the fiscal year ended March 31, 1997 was -10.82% and -20.49%, respectively.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable contingent deferred sales charge. Based on the foregoing calculation, the Fund's total return for the period November 28, 1995 through March 31, 1997 and for the fiscal year ended March 31, 1997 was -10.64% and -16.31%, respectively.

   In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any CDSC) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the period November 28, 1995 through March 31, 1997 and for the fiscal year ended March 31, 1997 was -8.06% and -16.31%, respectively.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have declined to $8,936, $44,680 and $89,360, respectively, at March 31, 1997.

   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
-----------------------------------------------------------------------------

   The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. On that date, Wayne E. Hedien was also elected as a Trustee of the Fund, with his term to commence on September 1, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right to remove the Trustees following a meeting called for that purpose requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees presently have not authorized any such additional series or classes of shares.

   The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

   The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions of the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Chase Manhattan Bank N.A., Chase Plaza, New York, New York 10005 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

   Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee.

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

   The Fund's fiscal year ends on March 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Barry Fink, Esq., who is an officer and the General Counsel of the Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------

   The financial statements of the Fund for the fiscal year ended March 31, 1997 included this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER INFORMATION FUND
PORTFOLIO OF INVESTMENTS March 31, 1997


 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            COMMON STOCKS (90.2%)
            Advertising (5.7%)
    26,000  Interpublic Group of  Companies, Inc. ...........................  $ 1,371,500
    51,300  Omnicom Group, Inc.  ............................................    2,558,587
    85,000  Outdoor Systems, Inc.* ..........................................    2,465,000
   136,000  Sitel Corp.* ....................................................    1,819,000
    42,000  Snyder Communications, Inc.* ....................................      987,000
   100,000  Universal Outdoor Holdings,  Inc.* ..............................    2,900,000
                                                                               -----------
                                                                                12,101,087
                                                                               -----------
            Aerospace (4.7%)
    43,000  Asia Satellite
             Telecommunications Holdings
             Ltd. (ADR)(Hong 43,000  Kong)* .................................    1,101,875
    45,000  EchoStar Communications Corp.  (Class A)* .......................      922,500
    80,000  Electromagnetic Sciences, Inc.* .................................    1,480,000
    20,000  Globalstar Telecommunications  Ltd. (Bermuda)* ..................    1,040,000
     2,262  Globalstar Telecommunications  Ltd. (Bermuda)(Rights)* ..........       56,550
   120,000  Loral Space & Communications  Ltd. (Bermuda)* ...................    1,695,000
   129,500  Orbital Sciences Corp.* .........................................    1,780,625
    70,000  PanAmSat Corp.* .................................................    1,986,250
                                                                               -----------
                                                                                10,062,800
                                                                               -----------
            Broadcast Media (0.5%)
    23,000  Carlton Communications PLC  (United Kingdom) ....................      986,125
                                                                               -----------
            Broadcasting (16.0%)
    85,000  American Radio Systems Corp.* ...................................    2,592,500
   103,000  Argyle Television, Inc.
             (Class A)* .....................................................    2,472,000
    50,000  Chancellor Broadcasting Co.  (Class A)* .........................    1,287,500
    65,000  Cinar Films, Inc. (Class B)  (Canada)* ..........................    1,576,250
   110,000  Clear Channel Communications,  Inc.* ............................    4,716,250
    25,000  Comcast Corp. (Class A Special) .................................      421,875
   110,000  Cox Radio, Inc. (Class A)* ......................................    2,282,500
    70,000  Emmis Broadcasting Corp.  (Class A)* ............................    2,686,250
   110,000  Evergreen Media Corp.
             (Class A)* .....................................................    3,203,750
    57,000  Heftel Broadcasting Corp.
             (Class A)* .....................................................    2,622,000
    80,000  Jacor Communications, Inc.* .....................................    2,210,000
    39,000  Lin Television Corp.* ...........................................    1,408,875
    80,000  Telemundo Group, Inc.
             (Class A)* .....................................................  $ 2,240,000
    40,000  Time Warner, Inc.  ..............................................    1,730,000
    30,000  Univision Communications, Inc.  (Class A)* ......................      978,750
   100,000  Westwood One, Inc.* .............................................    1,850,000
                                                                               -----------
                                                                                34,278,500
                                                                               -----------
            Business Services (5.5%)
   100,000  ACE*COMM Corp.* .................................................      812,500
   111,200  CUC International, Inc.* ........................................    2,502,000
    70,000  Gartner Group, Inc. (Class A)* ..................................    1,487,500
   144,000  Getty Communication PLC  (ADR)(United Kingdom)* .................    2,016,000
    40,000  Precision Response Corp.* .......................................      945,000
    40,000  Primark Corp.* ..................................................      950,000
    80,000  Saville Systems Ireland PLC  (ADR)(Ireland)* ....................    2,260,000
    25,000  Tollgrade Communications, Inc. ..................................      437,500
   100,000  TTI Team Telecom  International Ltd. (Israel)* ..................      375,000
                                                                               -----------
                                                                                11,785,500
                                                                               -----------
            Computer Software (11.2%)
    43,750  Adobe Systems, Inc. .............................................    1,750,000
    68,000  America Online, Inc.* ...........................................    2,881,500
    56,000  Check Point Software  Technologies Ltd. (Israel)* ...............    1,148,000
    50,000  Clarify Inc.* ...................................................    1,175,000
    53,500  CyberMedia, Inc.* ...............................................      468,125
    23,600  Edify Corp.* ....................................................      247,800
    44,200  Eidos PLC (ADR)
             (United Kingdom)* ..............................................      591,175
    33,500  Geoworks* .......................................................      217,750
    75,000  Interlink Computer Sciences,  Inc.* .............................      806,250
     6,500  IONA Technologies PLC (ADR)  (United Kingdom)* ..................      115,375
   100,000  ISG International Software  Group Ltd. (Israel)* ................      962,500
    20,000  Lycos, Inc.* ....................................................      280,000
    30,900  Memco Software Ltd.* ............................................      436,462
     8,500  Microsoft Corp.* ................................................      778,812
    30,000  Netscape Communications  Corp.* .................................      900,000
    91,000  Network General Corp.* ..........................................    1,956,500
    80,000  Raptor Systems, Inc.* ...........................................    1,030,000
    35,000  Security Dynamics  Technologies, Inc.* ..........................      857,500
    76,000  Segue Software, Inc.* ...........................................      731,500
     7,000  Simulation Sciences, Inc.* ......................................       70,000
   110,000  Sterling Commerce, Inc.* ........................................    3,190,000

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       40

DEAN WITTER INFORMATION FUND
PORTFOLIO OF INVESTMENTS March 31, 1997, continued


 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------

    30,000  Synopsys, Inc.* .................................................  $   750,000
    68,000  Tecnomatix Technologies Ltd.  (Israel)* .........................    1,411,000
   125,000  Visigenic Software, Inc.* .......................................    1,109,375
                                                                               -----------
                                                                                23,864,624
                                                                               -----------
            Computer Software & Services (0.4%)
    30,000  Black Box Corp.* ................................................      806,250
                                                                               -----------
            Computers - Peripheral Equipment (1.1%)
    65,000  EMC Corp.* ......................................................    2,307,500
                                                                               -----------
            Electronics (1.4%)
    26,500  Diebold, Inc.  ..................................................      997,062
    45,000  Natural Microsystems Corp.* .....................................      894,375
    25,000  Uniphase Corp.* .................................................      925,000
     5,000  Verifone, Inc.* .................................................      163,750
                                                                               -----------
                                                                                 2,980,187
                                                                               -----------
            Electronics - Semiconductors/
             Components (0.7%)
   100,000  Sierra Semiconductor Corp.* .....................................    1,612,500
                                                                               -----------
            Entertainment/Gaming & Lodging (1.8%)
    67,000  Imax Corp. (Canada)* ............................................    2,269,625
   150,000  Lodgenet Entertainment Corp.* ...................................    1,481,250
                                                                               -----------
                                                                                 3,750,875
                                                                               -----------
            Housing & Home Furnishings (0.5%)
   100,000  Gemstar International Group  Ltd.* ..............................    1,175,000
                                                                               -----------

            Internet (2.5%)
    18,000  AmeriTrade Holding Corp.  (Class A)* ............................      281,250
    50,000  Checkfree Corp.* ................................................      606,250
   110,000  E*TRADE Group, Inc.* ............................................    1,980,000
   105,000  Mecklermedia Corp.* .............................................    2,441,250
                                                                               -----------
                                                                                 5,308,750
                                                                               -----------
            Office Equipment & Supplies (0.6%)
    55,000  Lexmark International Group,  Inc.* .............................    1,333,750
                                                                               -----------
            Publishing - Newspaper (0.5%)
     8,500  Gannett Co., Inc. ...............................................      729,938
    10,500  New York Times Co. (The)  (Class A) .............................      463,313
                                                                               -----------
                                                                                 1,193,251
                                                                               -----------
            Semiconductors (4.6%)
    25,000  Altera Corp.* ...................................................    1,075,000
    10,500  Intel Corp. .....................................................    1,459,500
    36,000  Maxim Integrated Products,  Inc.* ...............................    1,741,500
    30,000  Micrel, Inc.* ...................................................  $   870,000
    32,000  Micron Technology, Inc. .........................................    1,296,000
    20,000  Texas Instruments, Inc. .........................................    1,497,500
    65,500  Vitesse Semiconductor Corp.* ....................................    1,809,438
                                                                               -----------
                                                                                 9,748,938
                                                                               -----------
            Telecommunication Equipment (13.9%)
    20,000  3Com Corp.* .....................................................      652,500
    56,000  ADC Telecommunications, Inc.* ...................................    1,505,000
    20,000  Adtran, Inc.* ...................................................      495,000
    34,000  Ascend Communications, Inc.* ....................................    1,385,500
    30,000  BBN Corp. .......................................................      498,750
    20,000  Coherent Communications  Systems Corp.* .........................      345,000
    37,500  Digital Link Corp.* .............................................      450,000
    50,000  Digital Microwave Corp.* ........................................      950,000
    66,000  Ericsson (L.M.) Telephone Co.  (Class B)(ADR)(Sweden) ...........    2,227,500
    65,000  FORE Systems, Inc.* .............................................      966,875
    68,000  IFR Systems, Inc. ...............................................    1,020,000
    90,000  Larscom Inc. (Class A)* .........................................      742,500
    55,000  Lucent Technologies, Inc. .......................................    2,901,250
    60,000  Nokia Corp. (ADR)(Finland) ......................................    3,495,000
    26,000  Northern Telecom Ltd. (Canada) ..................................    1,699,750
    79,000  Ortel Corp.* ....................................................      997,375
    40,000  Pairgain Technologies, Inc.* ....................................    1,185,000
    65,000  Philips Electronics NV (ADR)  (Netherlands) .....................    2,892,500
    50,000  QUALCOMM, Incorporated* .........................................    2,818,750
    70,000  Tellabs, Inc.* ..................................................    2,520,000
                                                                               -----------
                                                                                29,748,250
                                                                               -----------
            Telephones (15.1%)
    50,400  Airtouch Communications, Inc.* ..................................    1,159,200
    50,000  Alltel Corp.* ...................................................    1,625,000
    60,000  BellSouth Corp.  ................................................    2,535,000
    55,000  Century Telephone Enterprises,  Inc. ............................    1,622,500
    60,775  Compania de  Telecommunicaciones de Chile  S.A. (ADR)(Chile) ....    1,747,281
    60,000  GTE Corp.  ......................................................    2,797,500
    29,000  LCI International, Inc.* ........................................      485,750
    57,000  Portugal Telecom SA (ADR)  (Portugal) ...........................    2,094,750
    17,700  PT Indonesian Satellite Corp.  (ADR)(Indonesia)* ................      473,475
    27,000  Royal PTT Nederland NV  (ADR)(Netherlands) ......................      978,750
    60,000  SBC Communications, Inc. ........................................    3,157,500
    40,000  Tele Danmark A/S (ADR)  (Denmark) ...............................    1,045,000

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       41

DEAN WITTER INFORMATION FUND
PORTFOLIO OF INVESTMENTS March 31, 1997, continued


 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------

    25,000  Telecom Argentina Stet - France Telecom S.A. (Class B)
             (ADR)(Argentina) ...............................................  $ 1,150,000
    18,000  Telecom Corp. of New Zealand,  Ltd. (ADR)(New Zealand) ..........    1,278,000
    29,700  Telefonos de Mexico S.A. de C.V.  (Series L)(ADR)(Mexico) .......    1,143,450
    47,900  Telekomunikasi Indonesia  (ADR)(Indonesia) ......................    1,442,988
    60,000  Telephone & Data Systems, Inc. ..................................    2,302,500
    24,500  Teleport Communications Group  Inc. (Class A)* ..................      560,438
   210,000  WorldCom, Inc.* .................................................    4,593,750
                                                                               -----------
                                                                                32,192,832
                                                                               -----------
            Wireless Communication (3.5%)
       175  DDI Corp. (Japan) ...............................................    1,104,177
     4,030  Mannesmann AG (Germany) .........................................    1,534,551
    55,000  Millicom International Cellular  S.A.* ..........................    2,255,000
   415,000  Technology Resources Industries
             Berhad (Malaysia)* .............................................      904,066
    37,000  Vodafone Group PLC (ADR)  (United Kingdom) ......................    1,632,625
                                                                               -----------
                                                                                 7,430,419
                                                                               -----------
            TOTAL COMMON STOCKS
            (Identified Cost $192,668,700) ..................................  192,667,138
                                                                               -----------
            SHORT-TERM INVESTMENT (A) (8.0%)
            U.S. GOVERNMENT AGENCY

   $17,200  Federal Home Loan Mortgage
             Corp. 6.50% due 04/01/97
             (Amortized Cost $17,200,000) .................................... $17,200,000
                                                                               -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $209,868,700)(B) ...............................     98.2%    209,867,138

CASH AND OTHER ASSETS IN EXCESS OF
LIABILITIES......................................................      1.8       3,859,093
                                                                     -----    ------------
NET ASSETS.......................................................    100.0%   $213,726,231
                                                                     =====    ============

--------------
 ADR     American Depository Receipt.

  *      Non-income producing security.

 (a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

 (b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $18,362,809 and the aggregate gross unrealized depreciation is $18,364,372, resulting in net unrealized depreciation of $1,563.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INFORMATION FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

ASSETS:

Investments in securities, at value (identified
 cost $209,868,700) ............................   $209,867,138
Cash ...........................................        575,074
Receivable for:
  Investments sold .............................      3,902,370
  Dividends ....................................        231,300
  Shares of beneficial interest sold ...........        137,841
  Interest .....................................          4,106
Deferred organizational expenses................        131,277
Prepaid expenses and other assets...............         24,880
                                                   ------------
  TOTAL ASSETS..................................    214,873,986
                                                   ------------

LIABILITIES:

Payable for:
  Shares of beneficial interest repurchased ....        426,429
  Plan of distribution fee......................        227,745
  Investments purchased.........................        175,000
  Investment management fee.....................        148,608
Accrued expenses ...............................        169,973
                                                   ------------
  TOTAL LIABILITIES ............................      1,147,755
                                                   ------------

NET ASSETS:

Paid-in-capital.................................    248,871,149
Net unrealized depreciation ....................         (1,563)
Accumulated net realized loss ..................    (35,143,355)
                                                   ------------
  NET ASSETS ...................................   $213,726,231
                                                   ============
NET ASSET VALUE PER SHARE,
 23,919,146 shares outstanding (unlimited
 shares authorized of $.01 par value) ..........          $8.94
                                                   ============

STATEMENT OF OPERATIONS
For the year ended March 31, 1997


NET INVESTMENT INCOME:

INCOME

Dividends (net of $68,738 foreign
 withholding tax) ..............................   $  1,376,455
Interest .......................................        945,171
                                                   ------------
  TOTAL INCOME .................................      2,321,626
                                                   ------------
EXPENSES

Plan of distribution fee .......................      2,733,235
Investment management fee ......................      2,043,107
Transfer agent fees and expenses ...............        514,587
Registration fees ..............................         45,569
Shareholder reports and notices ................         43,804
Organizational expenses ........................         35,839
Professional fees ..............................         28,312
Custodian fees .................................         17,659
Trustees' fees and expenses ....................         17,381
Other ..........................................          5,698
                                                   ------------
  TOTAL EXPENSES................................      5,485,191
                                                   ------------
  NET INVESTMENT LOSS ..........................     (3,163,565)
                                                   ------------

NET REALIZED AND UNREALIZED LOSS:

Net realized loss on:
  Investments ..................................    (32,888,142)
  Foreign exchange transactions ................        (14,485)
                                                   ------------
  NET LOSS .....................................    (32,902,627)
                                                   ------------
Net change in unrealized appreciation on:
  Investments ..................................    (12,858,029)
  Translation of other assets and liabilities
   denominated in foreign currencies  ..........            (71)
                                                   ------------
  NET DEPRECIATION .............................    (12,858,100)
                                                   ------------
  NET LOSS .....................................    (45,760,727)
                                                   ------------
NET DECREASE ...................................   $(48,924,292)
                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INFORMATION FUND
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE PERIOD
                                                         FOR THE YEAR    NOVEMBER 28, 1995*
                                                            ENDED             THROUGH
                                                        MARCH 31, 1997     MARCH 31, 1996
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss ...................................  $ (3,163,565)      $   (274,103)
Net realized loss .....................................   (32,902,627)        (2,243,508)
Net change in unrealized appreciation .................   (12,858,100)        12,856,537
                                                         ------------       ------------
  NET INCREASE (DECREASE) .............................   (48,924,292)        10,338,926

Dividends from net investment income ..................       --                 (92,429)
Net increase from transactions in shares of beneficial
 interest .............................................    55,329,540        196,974,486
                                                         ------------       ------------
  NET INCREASE ........................................     6,405,248        207,220,983

NET ASSETS:

Beginning of period....................................   207,320,983            100,000
                                                         ------------       ------------
  END OF PERIOD .......................................  $213,726,231       $207,320,983
                                                         ============       ============

--------------
*  Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INFORMATION FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1997


1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Information Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies which are involved in the communications and information industry. The Fund was organized as a Massachusetts business trust on December 8, 1994 and had no other operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on November 28, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date

DEAN WITTER INFORMATION FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1997, continued


except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net

DEAN WITTER INFORMATION FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1997, continued


investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $179,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day. Effective May 1, 1997, the annual rate will be reduced to 0.725% of the net assets in excess of $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or
(b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares

DEAN WITTER INFORMATION FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1997, continued


and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $12,988,417 at March 31, 1997.

The Distributor has informed the Fund that for the year ended March 31, 1997, it received approximately $874,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1997 aggregated $372,276,351 and $327,439,957, respectively.

For the year ended March 31, 1997, the Fund incurred brokerage commissions of $73,538 with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At March 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $88,000.

DEAN WITTER INFORMATION FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1997, continued


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                               FOR THE PERIOD
                                  FOR THE YEAR               NOVEMBER 28, 1995*
                                      ENDED                        THROUGH
                                 MARCH 31, 1997                MARCH 31, 1996
                          ----------------------------- -----------------------------
                              SHARES         AMOUNT         SHARES         AMOUNT
                          -------------- -------------- -------------- --------------
Sold......................   12,321,396    $136,279,927    19,923,449    $202,231,632
Reinvestment of
 dividends................       --             --              8,519          85,362
                             ----------    ------------    ----------    ------------
                             12,321,396     136,279,927    19,931,968     202,316,994
Repurchased...............   (7,831,515)    (80,950,387)     (512,703)     (5,342,508)
                             ----------    ------------    ----------    ------------
Net increase..............    4,489,881    $ 55,329,540    19,419,265    $196,974,486
                             ==========    ============    ==========    ============

--------------
*  Commencement of operations.

6. FEDERAL INCOME TAX STATUS

At March 31, 1997, the Fund had a net capital loss carryover of approximately $19,779,000 which will be available through March 31, 2005 to offset future capital gains to the extent provided by regulations.

Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $14,822,000 and $11,800, respectively, during fiscal 1997.

As of March 31, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales. The Fund had permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $3,166,345, net investment loss was credited $3,163,565 and accumulated net realized loss was credited $2,780.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At March 31, 1997, there were no outstanding forward foreign currency contracts used to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER INFORMATION FUND
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                      FOR THE PERIOD
                                                    FOR THE YEAR    NOVEMBER 28, 1995*
                                                       ENDED             THROUGH
                                                   MARCH 31, 1997     MARCH 31, 1996
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period .............    $  10.67            $10.00
                                                      --------            ------
Net investment loss ..............................       (0.13)            (0.01)
Net realized and unrealized gain (loss)  .........       (1.60)             0.69
                                                      --------            ------
Total from investment operations .................       (1.73)             0.68
Less dividends in excess of net investment income         --               (0.01)
                                                      --------            ------
Net asset value, end of period ...................    $   8.94            $10.67
                                                      ========            ======
TOTAL INVESTMENT RETURN+  ........................      (16.31)%            6.77%(1)

RATIOS TO AVERAGE NET ASSETS:

Expenses .........................................        2.01 %            2.31%(2)
Net investment loss ..............................       (1.16)%           (0.51)%(2)

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands  .........    $213,726          $207,321
Portfolio turnover rate ..........................         132%                8%(1)
Average commission rate paid .....................     $0.0527           $0.0496


--------------
  *   Commencement of operations.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INFORMATION FUND
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER INFORMATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Information Fund (the "Fund") at March 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 28, 1995 (commencement of operations) through March 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
May 9, 1997